SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549



                              FORM 8-K



                       Current Report Pursuant
                    to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported):  March 16, 2004



                  AMLI RESIDENTIAL PROPERTIES TRUST
       ------------------------------------------------------
       (Exact Name of Registrant as Specified in its Charter)



                              Maryland
           ----------------------------------------------
           (State or Other Jurisdiction of Incorporation)



             1-12784                       36-3925916
     ------------------------ ------------------------------------
     (Commission File Number) (I.R.S. Employer Identification No.)



125 South Wacker Drive, Suite 3100,
         Chicago, Illinois                    60606
----------------------------------------   ----------
(Address of Principal Executive Offices)   (Zip Code)



                           (312) 443-1477
        ----------------------------------------------------
        (Registrant's Telephone Number, Including Area Code)



                           Not Applicable
    -------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)














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


ITEM 5.    OTHER EVENTS.

     On March 16, 2004, the Registrant entered into an underwriting agreement relating to the sale of its common shares of beneficial interest. The underwriting agreement has been filed as an exhibit to this report and is incorporated herein by reference.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.


     (c)   Exhibits.

           Exhibit No.     Document Description
           -----------     --------------------

              1.1          Underwriting Agreement dated March 16, 2004

             99.1          Press Release dated March 15, 2004


















































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


                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 AMLI RESIDENTIAL PROPERTIES TRUST



Dated:  March 16, 2004           By:  /s/ Charles C. Kraft
                                      ----------------------------
                                      Name:  Charles C. Kraft
                                      Title: Senior Vice President




















































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